OLD WESTBURY FUNDS, INC.

Supplement Dated July 28, 2008 to the
Prospectus dated February 29, 2008

This supplement provides notice of changes in the Prospectus and additional information beyond that contained in the Prospectus and should be read in conjunction with the Prospectus.

Disclosures Relating to the Large Cap Equity Fund

IMPORTANT NOTICE REGARDING CHANGE IN NAME AND INVESTMENT POLICY

At a meeting held on July 17, 2008, the Board of Directors approved a change in the Fund's name from Old Westbury Large Cap Equity Fund to Old Westbury U.S. Large Cap Fund. In addition, the Board approved a change in the Fund's principal investment strategy to require the Fund to invest at least 80% of its net assets, including any borrowings for investment purposes, in equity securities of large capitalization U.S. companies. These changes will become effective October 2, 2008.

Accordingly, effective as of October 2, 2008:

•  All references to "Large Cap Equity Fund" are replaced by references to "U.S. Large Cap Fund."

•  The first paragraph under the heading "Large Cap Equity Fund" in the section entitled "Principal Investment Strategies" on page 1 is deleted and replaced in its entirety with the following:

The Fund invests in a diversified portfolio of large capitalization U.S. companies that the Adviser believes have the potential for above-average returns. Under normal circumstances, the Fund invests at least 80% of its net assets, including any borrowings for investment purposes, in equity securities of U.S. large capitalization companies. The Fund will provide notice to shareholders at least 60 days prior to any change to this policy. The Adviser currently defines large capitalization U.S. companies as U.S. companies having, at the time of initial investment, a market capitalization of at least $10 billion. The Fund may continue to hold securities whose market capitalizations fall below the foregoing threshold subsequent to the Fund's investment in such securities.

•  The heading entitled "Large Cap Equity Fund and Mid Cap Equity Fund" under the section entitled "Portfolio Managers" on page 31 is changed to "U.S. Large Cap Fund".

•  The first sentence in the first paragraph related to the U.S. Large Cap Fund in the section entitled "Portfolio Managers" on page 31 is deleted in its entirety and is replaced by the following:

Ms. Lois Roman, Managing Director—Head of Global Equities for the Adviser and Portfolio Manager of the U.S. Large Cap Fund and Non-U.S. Large Cap Fund, is primarily responsible for the day-to-day investment management of the U.S. Large Cap Fund.

Disclosures Relating to the Mid Cap Equity Fund

Effective immediately, a new heading entitled "Mid Cap Equity Fund" is added in the section "Portfolio Manager" on page 31 and the following is added directly under such heading:

Mr. John Hall, Principal and Portfolio Manager Mid Cap Equities for the Adviser, is primarily responsible for the day-to-day investment management of the Mid Cap Equity

Fund. Previously, Mr. Hall served as Director of Research of Mid Cap U.S. Equities for the Adviser. Prior to joining Bessemer in 1998, he was a portfolio accountant at Jennison Associates. Mr. Hall received a B.S. Cum Laude in Business Administration from Villanova University and MBA from Columbia Business School.

Disclosures Relating to the International Fund

At a meeting held on July 17, 2008, the Board of Directors approved a change in the Fund's name and principal investment strategy as well as the termination of the Fund's investment sub-advisory agreement with Bessemer Group (UK) Limited ("BGUK").

Effective immediately, the Board has changed the name of the Fund from Old Westbury International Fund to Old Westbury Non-U.S. Large Cap Fund. In addition, the Board approved a change in the Fund's principal investment strategy to require the Fund to invest at least 80% of its net assets, including any borrowings for investment purposes, in equity securities of large capitalization non-U.S. companies.

Accordingly:

•  All references to "International Fund" are replaced by references to "Non-U.S. Large Cap Fund."

•  The first paragraph under the heading "International Fund" in the section entitled "Principal Investment Strategies" on page 2 is deleted in its entirety and is replaced by the following:

The Fund invests in a diversified portfolio of large capitalization non-U.S. companies that the Adviser believes have the potential for above-average returns. Under normal circumstances, the Fund invests at least 80% of its net assets, including any borrowings for investment purposes, in equity securities of large capitalization non-U.S. companies. The Fund will provide notice to shareholders at least 60 days prior to any change to this policy. The Adviser currently defines large capitalization non-U.S. companies as non-U.S. companies having, at the time of initial investment, a market capitalization of at least $10 billion. The Fund may continue to hold securities whose market capitalizations fall below the foregoing threshold subsequent to the Fund's investment in such securities.

•  The following information replaces the portfolio manager information for the Fund on pages 31 and 32 under the section entitled "Portfolio Managers":

Ms. Lois Roman, Managing Director—Head of Global Equities for the Adviser is primarily responsible for the day-to-day investment management of the Non-U.S. Large Cap Fund. Ms. Roman's background and experience are described under the heading "U.S. Large Cap Fund".

At the Board meeting, the Board also voted to approve the termination of the Fund's sub-advisory agreement with BGUK in light of the Adviser's assumption of BGUK's responsibilities under the agreement. Effective immediately, BGUK will no longer serve as a sub-adviser to the Fund. Accordingly, all references and information with regard to BGUK are deleted.

In addition, effective as of October 1, 2008, the Adviser has contractually committed through October 31, 2010, to waive its advisory fees to the extent necessary to maintain the net operating expense ratio for the Non-U.S. Large Cap Fund, excluding acquired fund fees and expenses, at 1.05%.

Disclosure Relating to the Global Small Cap Fund

IMPORTANT NOTICE REGARDING CHANGE IN NAME AND INVESTMENT POLICY

At a meeting held on July 17, 2008, the Board of Directors approved a change in the Fund's name from Old Westbury Global Small Cap Fund to Old Westbury Global Small & Mid Cap Fund. In addition, the Board approved a change in the Fund's principal investment strategy to require the Fund to invest at least 80% of its net assets, including any borrowings for investment purposes, in securities of small and medium capitalization companies. These changes will become effective October 2, 2008.

Accordingly, effective as of October 2, 2008:

•  All references to "Global Small Cap Fund" are replaced by references to "Global Small & Mid Cap Fund".

•  The first paragraph under the heading entitled "Global Small Cap Fund" in the section entitled "Principal Investment Strategies" on page 2 is deleted and replaced in its entirety with the following:

The Fund invests in a broad, diversified portfolio of common stocks of small and medium capitalization companies traded on a principal U.S. exchange or U.S. over-the-counter market, and stocks of small and medium capitalization non-U.S. companies in foreign countries, including emerging market countries. Under normal circumstances, the Fund invests at least 80% of its net assets, including borrowings for investment purposes, in securities of small and medium capitalization companies. The Fund will provide notice to shareholders at least 60 days prior to any change to this policy. The Adviser currently defines small and medium capitalization companies as companies having, at the time of initial investment, a market capitalization between $250 million and $10 billion. The Fund may continue to hold securities whose market capitalizations exceed or fall below the foregoing thresholds subsequent to the Fund's investment in such securities.

•  The Adviser will manage directly an increased amount of the Fund's assets. As a result, the following sentences are deleted from the fourth paragraph in the "Principal Investment Strategies" on page 2:

Under normal circumstances, the Adviser intends to manage directly approximately 10% of the Fund's assets. The Adviser intends to invest this portion of the Fund's assets for cash management purposes or to obtain exposure to companies in additional markets.

•  The following information replaces the sixth paragraph in the section entitled "Sub-Advisers" on page 31:

As described above, the Adviser of the Global Small & Mid Cap and Global Opportunities Funds has engaged sub-advisers to make the day-to-day investment decisions for portions of these Funds. The Funds may in the future engage one or more additional sub-advisers. While a sub-adviser makes the day-to-day investment decisions for a Fund, the Adviser retains ultimate responsibility (subject to Board oversight) for overseeing the sub-adviser and evaluating the Fund's needs and the sub-adviser's skills and performance on an ongoing basis. Based on its evaluation, the Adviser may, at any time, recommend to the Board that a Fund:

•  change, add or terminate one or more sub-advisers;

•  continue to retain a sub-adviser even though the sub-adviser's ownership or corporate structure has changed; or

•  materially change a sub-advisory agreement with a sub-adviser.

•  The following information is added to the end of the first paragraph related to the Global Small & Mid Cap Fund (formerly know as the Global Small Cap Fund) under the section entitled "Portfolio Managers" on page 32:

Mr. John Hall is primarily responsible for the day-to-day investment management of the Adviser's portion of the Fund. Mr. Hall's background and experience are described in the "Mid Cap Equity Fund" section above.

Disclosure Relating to the Real Return Fund

The following information is added to the end of the second paragraph under the heading "Real Return Fund" in the section entitled "Principal Investment Strategies" beginning on page 3:

The Fund will seek to gain exposure to commodities, commodities-related instruments, derivatives and other investments by directly investing in those instruments or through investments in OWF Real Return Fund Ltd., a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands (the "Subsidiary"). The Subsidiary is advised by the Adviser and has the same investment goal as the Fund. The Subsidiary pursues its investment goal by investing in commodities, commodities-related instruments, derivatives and other investments. The Subsidiary (unlike the Fund) may invest without limitation in these instruments. However, the Subsidiary is otherwise subject to the same fundamental, non-fundamental and certain other investment restrictions as the Fund. The portion of the Fund's or Subsidiary's assets exposed to any particular commodity, derivative or other investment will vary based on market conditions, but from time to time some exposure could be substantial. To the extent of the Fund's investment in the Subsidiary, it will be subject to the risks associated with the commodities, derivatives and other instruments in which the Subsidiary invests, which are discussed elsewhere in the Prospectus.

The term "Subsidiary Risk" is added to the table as a principal risk of investing in the Real Return Fund in the section entitled "Principal Risks of Investing in the Funds" on page 5.

The following information is added to the end of the disclosures related to "Investment Strategy Risks" in the section entitled "Principal Risks of Investing in the Funds" on page 5:

There can be no assurance that the investment goal of the Subsidiary will be achieved.

The following information supplements the disclosures in the section entitled "Principal Risks of Investing in the Funds" beginning on page 5:

Subsidiary Risk

Because the Real Return Fund will invest a portion of its assets in the Subsidiary, which may hold commodities, commodities-related instruments, derivatives and other investments described in this Prospectus, the Fund will be indirectly exposed to the risks associated with the Subsidiary's investments. With respect to its investments, the Subsidiary will generally be subject to the same fundamental, non-fundamental and certain other investment restrictions as the Fund; however, the Subsidiary (unlike the Fund) may invest without limitation in commodities, commodities-related instruments, derivatives and other investments. In addition, the Subsidiary (like the Fund) will limit its investment in illiquid assets to 15% of its net assets. In this regard, the Fund's investment in the Subsidiary is considered liquid. There can be no assurance that the investment goal of the Subsidiary will be achieved.

The Subsidiary is not registered under the Investment Company Act of 1940, as amended (the "1940 Act"), and, accordingly, is not subject to all provisions of the 1940 Act, including investor protection sections. By investing in the Subsidiary the Real Return Fund will gain exposure to commodities and commodity-linked instruments within the limits of Subchapter M of the Internal Revenue Code. Subchapter M requires, among other things, that a fund derive at least 90% of gross income from dividends, interest, and gains from the sale of securities (typically referred to as "qualifying income"). Although income from investment in commodities and commodity-linked instruments typically is not "qualifying income", the Fund has requested a private letter ruling from the Internal Revenue Service ("IRS") that income from the Fund's investment in the Subsidiary will constitute "qualifying income" under Subchapter M. The request is similar to prior requests to which the IRS has issued favorable rulings. There is no assurance that the IRS will grant the Fund's ruling request. A denial by the IRS of the Fund's ruling request or changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Fund and/or the Subsidiary to operate as expected and could adversely affect the Fund.

The following information is inserted, as a separate paragraph, at the end of the section entitled "Certain Tax Risk" on pages 10 and 11:

The Subsidiary will be treated as a "controlled foreign corporation" and the Real Return Fund will be treated as a "U.S. shareholder" of the Subsidiary for U.S. federal income tax purposes. As a result, the Fund will be required to currently include in gross income for U.S. federal income tax purposes all of the Subsidiary's "subpart F income", whether or not such income is distributed by the Subsidiary. It is expected that all of the Subsidiary's income will be "subpart F income". The Fund's recognition of the Subsidiary's "subpart F income" will increase the Fund's tax basis in the Subsidiary's stock. Distributions by the Subsidiary to the Fund will be tax-free, to the extent of its previously undistributed "subpart F income", and will correspondingly reduce the Fund's tax basis in the Subsidiary's stock. "Subpart F income" is generally treated as ordinary income, regardless of the character of the Subsidiary's underlying income. If a net loss is realized by the Subsidiary, such loss is not generally available to offset the income earned by the Fund.

The following information is inserted at the end of the last paragraph under the heading "Investments in Other Investment Companies" in the section entitled "Other Information about the Funds" on page 21:

The limitation in the foregoing sentence does not apply to the Real Return Fund's investment in the Subsidiary.

The following information is inserted at the end of the eighth paragraph under the section entitled "Taxes" on page 29:

The Real Return Fund has requested a private letter ruling from the IRS that income from its investment in the Subsidiary will constitute "qualifying income" under Subchapter M, even if the Subsidiary itself owns commodities and commodity-linked instruments. The Fund seeks to gain exposure to commodities, commodity-linked instruments, derivatives and other investments directly and through investments in the Subsidiary. The status of the Fund as a regulated investment company might be jeopardized, if the IRS denies the Fund's private letter ruling request regarding its investment in the Subsidiary or if the IRS, in a subsequent revenue ruling, concluded that income from the Fund's investment in the Subsidiary, which invests primarily in commodities and commodity-linked instruments, does not constitute qualifying income to the Fund.

The following information is inserted at the end of the first paragraph under the heading "Adviser" in the section entitled "Who Manages the Funds" on page 29:

The Adviser also serves as the investment adviser for the Real Return Fund's Subsidiary.

The following information is inserted, as a separate paragraph, before the last paragraph under the heading "Adviser" in the section entitled "Who Manages the Funds" on page 30:

As discussed in its "Principal Investment Strategies" section, the Real Return Fund may, in part, pursue its investment goal by investing in the Subsidiary. The Subsidiary has entered into a separate contract with the Adviser whereby the Adviser provides investment advisory services to the Subsidiary. In consideration of these services, the Subsidiary pays the Adviser an annual advisory fee at the rate of 0.85% of the Subsidiary's average daily net assets. The Adviser has contractually agreed to exclude from the advisory fee calculation for the Fund the amount of the Fund's assets invested in the Subsidiary. The Subsidiary also pays directly all of its other expenses.

OLD WESTBURY FUNDS, INC.

Supplement Dated July 28, 2008 to the
Statement of Additional Information dated February 29, 2008

This supplement provides notice of changes in the Statement of Additional Information (SAI) and additional information beyond that contained in the SAI and should be read in conjunction with the SAI.

Effective as of October 2, 2008, all references to "Large Cap Equity Fund" are replaced by references to "U.S. Large Cap Fund".

Effective as of October 2, 2008 all references to "Global Small Cap Fund" are replaced by references to "Global Small & Mid Cap Fund".

Effective immediately, all references to "International Fund" are replaced by references to "Non-U.S. Large Cap Fund".

Effective immediately, all references and information with regard to Bessemer Group (UK) Limited ("BGUK") are deleted since BGUK no longer serves as the investment sub-adviser to the International Fund (renamed the Non-U.S. Large Cap Fund effective October 2, 2008). In addition, all references and information regarding Ms. Hermione Davies are deleted. Ms. Lois Roman serves as the portfolio manager responsible for the day-to-day management of the International Fund.

Effective immediately, Mr. John Hall serves as the portfolio manager for the Mid Cap Equity Fund. Effective October 2, 2008, Mr. Hall will be responsible for the day-to-day management of the Adviser's portion of the Global Small & Mid Cap Fund.

The term "Subsidiary" is added to the table as a securities and investment technique for the Real Return Fund in the section entitled "Securities in Which the Funds Invest" beginning on page 2.

The following information supplements the information found in the section entitled "Securities Descriptions, Techniques and Risks" beginning on page 3:

Investments in the Wholly-Owned Subsidiary. The Real Return Fund may invest up to 25% of its assets in a wholly-owned subsidiary, OWF Real Return Fund Ltd., of the Fund (the "Subsidiary"). Investments in the Subsidiary are expected to provide the Real Return Fund with exposure to commodities, commodity-linked instruments and derivatives within the limitations of Subchapter M of the Internal Revenue Code as discussed below under "How are the Funds Taxed." The Subsidiary is an exempted limited company organized under the laws of the Cayman Islands, and is overseen by its own board of directors. The Fund is the sole shareholder of the Subsidiary.

It is expected that the Subsidiary will invest primarily in commodities, commodity-linked instruments, including swaps and exchange-traded notes, options, futures and options on futures. The Subsidiary will also invest in inflation-indexed securities, securities, exchange-traded funds, and other fixed income instruments which may also serve as margin or collateral for the Subsidiary's derivative position. The Real Return Fund may also invest in these types of instruments, subject to certain limitations. To the extent that the Real Return Fund invests in the Subsidiary, it indirectly will be subject to the risks associated with the instruments in which the Subsidiary invests, which are discussed in the Prospectus and elsewhere in this Statement of Additional Information.

While the Subsidiary may be considered, in some way, as an investment company, it is not registered under the 1940 Act and is therefore not subject to all of the provisions of the 1940

Act, including investor protections sections, and other U.S. regulations. Changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Real Return Fund and/or the Subsidiary to operate as described in the Prospectus and this Statement of Additional Information and could negatively affect the Real Return Fund and its shareholders.

The following is inserted, as a separate paragraph, under "Illiquid Securities" in the section entitled "Securities Descriptions, Techniques and Risks" on page 16:

The Subsidiary will also limit its investment in illiquid securities to 15% of its net assets. In applying the illiquid securities restriction to the Real Return Fund, the Fund's investment in the Subsidiary is considered to be liquid.

The following is inserted after the first sentence under "Investment in other Investment Companies" in the section entitled "Securities Descriptions, Techniques and Risks" on page 15:

The limitation in the foregoing sentence shall not apply to the Real Return Fund's investment in the Subsidiary.

The following information replaces the first sentence of the second paragraph under "Small and Mid Capitalization Stocks" in the section entitled "Securities Descriptions, Techniques and Risks" on pages 21 and 22:

The Mid Cap Equity Fund invests in companies whose market capitalizations at the time of the initial investment, are between $200 million and $8 billion or whose market capitalizations at the time of any subsequent investments do not exceed $15 billion.

Effective as of October 2, 2008, the following is inserted at the end of the last paragraph under "Small and Mid Capitalization Stocks" in the section entitled "Securities Descriptions, Techniques and Risks" on pages 21 and 22:

The Global Small & Mid Cap Fund invests in companies whose market capitalizations at the time of the initial investment are between $250 million and $10 billion.

The following information is inserted at the end of restriction number two under the section entitled "Non-Fundamental Limitations" on page 25:

The limitation in the foregoing sentence shall not apply to the Real Return Fund's investment in the Subsidiary.

The following information is inserted at the end of restriction number four under the section entitled "Non-Fundamental Limitations" on page 25:

, except that the Real Return Fund may wholly own the Subsidiary.

The following information is inserted at the end of the first paragraph under the section entitled "Investment Adviser and Sub-Advisers" on page 32:

BIM also serves as the investment adviser for the Subsidiary.

The following information is inserted as a separate paragraph after the second paragraph following the fee schedule under the section entitled "Investment Adviser and Sub-Advisers" on page 32:

The Subsidiary has entered into a separate contract with the Adviser whereby the Adviser provides investment advisory services to the Subsidiary. In consideration of these services,

the Subsidiary pays the Adviser an annual advisory fee at the rate of 0.85% of the Subsidiary's average daily net assets. The Adviser has contractually agreed to exclude from the advisory fee calculation for the Fund the amount of the Fund's assets invested in the Subsidiary.

The following information supplements the information contained in the third paragraph under the section entitled "Investment Adviser and Sub-Advisers" on page 32:

Effective October 1, 2008, The Adviser has contractually committed through October 31, 2010, to waive its advisory fees to the extent necessary to maintain the net operating expense ratio for the Non-U.S. Large Cap Fund, excluding acquired fund fees and expenses, of the Fund at 1.05%.

The following information replaces the information provided in the table for Ms. Lois Roman and supplements the information contained in the table under the section entitled "Other Accounts Managed by Portfolio Managers" on page 34. This information is provided as of July 18, 2008.

Other Accounts Managed by Portfolio Managers

	Other SEC-registered open-end and closed-end funds		Other pooled investment vehicles		Other accounts
Portfolio Manager	Number of accounts	Assets (000's)	Number of accounts	Assets (000's)	Number of accounts	Assets (000's)
BIM
Lois Roman	0	0	5	$1,201,578,000	4,078	$7,634,937,000
John Hall	0	0	2	484,558,000	781	1,213,367,000

The following information is added to the table regarding "Accounts and Assets for which an Investment Advisory Fee is Based on Performance" in the section entitled "Other Accounts Managed by Portfolio Managers" on page 34. This information is provided as of July 18, 2008.

Accounts and Assets for which an Investment Advisory Fee is Based on Performance

	Other SEC-registered open-end and closed-end funds		Other pooled investment vehicles		Other accounts
Portfolio Manager	Number of accounts	Assets	Number of accounts	Assets	Number of accounts	Assets
BIM
John Hall	None	None	None	None	None	None

The following information is added to the table in the section entitled "Ownership of Securities" on page 35. This information is provided as of July 18, 2008.

Ownership of Securities

	Mid Cap Equity Fund	Large Cap Equity Fund	International Fund	Fixed Income Fund	Municipal Bond Fund	Global Small Cap Fund	Global Opportunities Fund	Real Return Fund
BIM*
John Hall	None	None	None	None	None	None	None	None

PFPC Inc. has changed its name to PNC Global Investment Services. As a result, all references to PFPC are changed to PNC or PNC Global Investment Services. The following information supplements the information in the section entitled "Administrator, Fund Accountant and Transfer Agent" on page 41:

PNC also acts as administrator and fund accounting agent for the Subsidiary. For the services provided by PNC, it receives a monthly base fee of $2,500 plus certain transaction fees, excluding out-of-pocket expenses. PNC has contractually agreed to exclude from its fee calculation based on net assets for the Real Return Fund the amount of the Fund's assets invested in the Subsidiary.

The following information supplements the information in the first paragraph in the section entitled "Custodians" on page 41:

Citibank also serves as custodian for the Subsidiary. Citibank receives a fee from the Subsidiary calculated and paid monthly based on safekeeping and transaction fees that vary by country. Citibank has contractually agreed to exclude from the its fee calculation based on net assets for the Real Return Fund the amount of the Fund's assets invested in the Subsidiary.

The following information supplements the information in the second paragraph in the section entitled "Custodians" on page 41:

BTCO also serves as co-custodian for the Global Small Cap Fund (renamed Global Small & Mid Cap Fund effective October 2, 2008). BTCO is responsible for the assets of the Global Small Cap Fund which are managed by the Adviser. BTCO receives a fee from the Global Small Cap Fund calculated and paid monthly at the annual rate of 0.10% of the average daily net assets of the Fund.

The following information supplements the information under "Qualification as a Regulated Investment Company" in the section entitled "How are the Funds Taxed" beginning on page 49:

The Real Return Fund intends to invest up to 25% its assets in the Subsidiary. The Real Return Fund has requested a ruling from the Internal Revenue Service that income from its investment in the Subsidiary will constitute "qualifying income" under Subchapter M of the Internal Revenue Code. The status of the Real Return Fund as a regulated investment company might be jeopardized if the IRS denies the Fund's ruling request regarding its investment in the Subsidiary or if the IRS, in a subsequent revenue ruling, concluded that income from the Fund's investment in the Subsidiary, which invests primarily in commodities and commodity-linked instruments, does not constitute qualifying income to the Fund.

The Subsidiary will be classified as a corporation for U.S. federal income tax purposes. A foreign corporation, such as the Subsidiary, will generally not be subject to U.S. federal income taxation unless it is deemed to be engaged in a U.S. trade or business. It is expected that the Subsidiary will conduct its activities in a manner so as to meet the requirements of a safe harbor under Section 864(b)(2) of the Internal Revenue Code under which the Subsidiary may engage in trading in stocks or securities or certain commodities without being deemed to be engaged in a U.S. trade or business. However, if certain of the Subsidiary's activities were determined not to be of the type described in the safe harbor, then the activities of the Subsidiary may constitute a U.S. trade or business, or be taxed as such.

In general, a foreign corporation, such as the Subsidiary, that does not conduct a U.S. trade or business is nonetheless subject to tax at a flat rate of 30 percent (or lower tax treaty rate), generally payable through withholding, on the gross amount of certain U.S.-source income that is not effectively connected with a U.S. trade or business. There is presently no tax treaty in force between the U.S. and the Cayman Islands that would reduce this rate of withholding tax. However, it is not expected that the Subsidiary will derive substantial income subject to such withholding tax.

The Subsidiary will be treated as a controlled foreign corporation ("CFC") and the Real Return Fund will be treated as a "U.S. shareholder" of the Subsidiary for U.S. federal income tax purposes. As a result, the Real Return Fund will be required to currently include in gross income for U.S. federal income tax purposes all of the Subsidiary's "subpart F income", whether or not such income is distributed by the Subsidiary. It is expected that all of the Subsidiary's income will be "subpart F income". The Real Return Fund's recognition of the Subsidiary's "subpart F income" will increase the Fund's tax basis in the Subsidiary's stock. Distributions by the Subsidiary to the Real Return Fund will be tax-free, to the extent of its previously undistributed "subpart F income", and will correspondingly reduce the Fund's tax basis in the Subsidiary's stock. "Subpart F income" is generally treated as ordinary income, regardless of the character of the Subsidiary's underlying income. If a net loss is realized by the Subsidiary, such loss is not generally available to offset the income earned by the Real Return Fund.